UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 375-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The First-Quarter 2013 Results Press Release furnished as Exhibit 99.1 hereto and the First-Quarter 2013 Results — Supplemental Information furnished as Exhibit 99.2 hereto, both of which are incorporated by reference into this Item 2.02, were posted on the Schlumberger internet website (www.slb.com/ir) on April 19, 2013. In accordance with General Instructions B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP) that are included in the attached First-Quarter 2013 Results Press Release, the attached documents also include the following non-GAAP financial measures (as defined under Regulation G of the Exchange Act):

•

Net Debt: Net Debt represents gross debt less cash, short-term investments and fixed income investments, held to maturity. Management believes that Net Debt provides useful information regarding the level of Schlumberger’s indebtedness by reflecting cash and investments that could be used to repay debt.

•

Income from continuing operations attributable to Schlumberger, excluding charges and credits; diluted earnings per share from continuing operations, excluding charges and credits; pretax return on sales from continuing operations, excluding charges and credits; after-tax return on sales from continuing operations, excluding charges and credits; and effective tax rate, excluding charges and credits: Management believes that the exclusion of charges and credits from the foregoing financial measures enables it to evaluate more effectively Schlumberger’s operations period over period and to identify operating trends that could otherwise be masked by the excluded items.

First-Quarter 2013 income from continuing operations attributable to Schlumberger in accordance with GAAP was $1.26 billion, representing diluted earnings-per-share from continuing operations of $0.94 versus $1.02 in the previous quarter, and $0.95 in the first quarter of 2012. First-Quarter 2013 income from continuing operations attributable to Schlumberger, excluding charges and credits, was $1.35 billion, representing diluted earnings-per-share from continuing operations, excluding charges and credits, of $1.01 versus $1.08 in the previous quarter, and $0.96 in the first quarter of 2012.

The foregoing non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, total debt, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in Schlumberger’s financial statements and filings with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On April 19, 2013, Schlumberger issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instruction B.2. of Form 8-K, the information will not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor will it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Also, see Item 2.02, “Results of Operations and Financial Condition.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

99.1	First-Quarter 2013 Results Press Release.

99.2	First-Quarter 2013 Results — Supplemental Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: April 19, 2013